UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)	2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)	(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                               ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
At Edison International's ("EIX") and Southern California Edison Company's ("SCE") Annual Meeting of Shareholders on April 25, 2019, four matters for EIX and three matters for SCE were submitted to a vote of the respective shareholders: the election of eleven directors for EIX and twelve directors for SCE; ratification of the appointment of the independent registered public accounting firm; an advisory vote to approve the Company's executive compensation; and a shareholder proposal regarding proxy access (EIX only).
Shareholders elected eleven EIX nominees and twelve SCE nominees to the respective Boards of Directors. Each of the eleven EIX Director-nominees and twelve SCE Director-nominees received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum. The final vote results were as follows:

	For		Against		Abstentions		Broker Non-Votes
Name	EIX	SCE	EIX	SCE	EIX	SCE	EIX	SCE
Jeanne Beliveau-Dunn	255,269,658	440,202,016	1,404,903	357,060	319,836	201,072	27,129,173	18,299,256
Michael C. Camuñez	255,094,842	440,149,426	1,502,055	400,104	397,500	210,618	27,129,173	18,299,256
Vanessa C.L. Chang	240,416,818	440,138,872	16,236,892	420,144	340,687	201,132	27,129,173	18,299,256
James T. Morris	255,065,022	440,193,718	1,559,822	337,800	369,553	228,630	27,129,173	18,299,256
Timothy T. O’Toole	255,875,879	440,222,746	757,552	329,070	360,966	208,332	27,129,173	18,299,256
Kevin M. Payne (SCE only)		440,242,072		304,980		213,096		18,299,256
Pedro J. Pizarro	255,937,249	440,218,288	684,358	329,706	372,790	212,154	27,129,173	18,299,256
Linda G. Stuntz	255,818,057	440,283,376	842,149	270,744	334,191	206,028	27,129,173	18,299,256
William P. Sullivan	255,710,597	440,205,652	922,563	335,688	361,237	218,808	27,129,173	18,299,256
Ellen O. Tauscher	255,984,789	440,211,436	680,579	345,540	329,029	203,172	27,129,173	18,299,256
Peter J. Taylor	255,986,018	440,178,040	635,908	356,388	372,471	225,720	27,129,173	18,299,256
Keith Trent	256,003,396	440,160,658	602,944	383,328	388,057	216,162	27,129,173	18,299,256

Shareholders of each of EIX and SCE voted on proposals to ratify the appointment of the independent registered public accounting firm, PricewaterhouseCoopers LLP, each of which received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	280,003,130	3,627,844	492,596	N/A
SCE	457,867,234	528,966	663,204	N/A

The advisory vote on each of the EIX's and SCE's executive compensation received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	239,454,302	16,776,679	763,416	27,129,173
SCE	438,512,584	1,681,212	566,352	18,299,256

The shareholder proposal regarding proxy access (EIX only) did not receive the affirmative vote of a majority of the votes cast and was not adopted. The proposal received the following number of votes:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	75,165,621	179,512,285	2,316,491	27,129,173

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: April 26, 2019

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: April 26, 2019